   As filed with the Securities and Exchange Commission on February 10, 2005
                                           1933 Act Registration No. 333-111128
                                            1940 Act Registration No. 811-08557
                                                             CIK No. 0001048607
================================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               -----------------

                                   FORM N-6
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                        Post-Effective Amendment No. 1
                            REGISTRATION STATEMENT
                                     UNDER
                      THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 1

                               -----------------

                  LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE
                                   ACCOUNT M
                          (Exact Name of Registrant)

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                           (Exact Name of Depositor)

                               -----------------

             1300 South Clinton Street, Fort Wayne, Indiana 46802
             (Address of Depositor's Principal Executive Offices)

               Depositor's Telephone Number, including Area Code
                                (260) 455-2000

                               -----------------

              Dennis L. Schoff, Esquire         Copy To:
                The Lincoln National    Lawrence A. Samplatsky,
               Life Insurance Company           Esquire
              1300 South Clinton Street   The Lincoln National
                   P.O. Box 1110         Life Insurance Company
              Ft. Wayne, Indiana 46802     350 Church Street
                                        Hartford, CT 06103-1106
                (Name and Address of
                 Agent for Service)

           Approximate date of proposed public offering: Continuous Indefinite Number of Units of Interest in Variable Life Insurance Contracts
                    (Title of Securities Being Registered)

                               -----------------
   An indefinite amount of the securities being offered by the Registration Statement has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Form 24F-2 for the Registrant for the fiscal year ending December 31, 2003 was filed March 26, 2004.

   It is proposed that this filing will become effective (check appropriate box)

   [_]   immediately upon filing pursuant to paragraph (b)

   [_]   on May 1, 2004 pursuant to paragraph (b)

   [X]   80 days after filing pursuant to paragraph (a)(1)

   [_]   on 5/1/04 pursuant to paragraph (a)(1) of Rule 485.

        This Post-Effective Amendment designates a new effective date for a previously filed

   [_]   Post-Effective Amendment.

================================================================================

                                  Prospectus 1

Prospectus #1 and its Statement of Additional Information for Post-Effective Amendment No. 1 are incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-6 (File No. 333-111128) filed on May 25, 2004

                                  Prospectus 2

Lincoln Life Flexible Premium Variable Life Account M
The Lincoln National Life Insurance Company
Home Office Location:
1300 South Clinton Street
P.O. Box 1110
Fort Wayne, Indiana 46802
(800) 454-6265
Administrative Office:
Client Service Center
350 Church Street - MVL1
Hartford, CT 06103-1106
(800) 444-2363
--------------------------------------------------------------------------------
               A Flexible Premium Variable Life Insurance Policy
--------------------------------------------------------------------------------
     This prospectus describes Lincoln Momentum VULONE2005, a flexible premium variable life insurance contract (the "policy"), offered by The Lincoln
National Life Insurance Company ("Lincoln Life", " the Company", "we", "us", "our"). The policy provides for death benefits and policy values that may vary with the performance of the underlying investment options. Read this prospectus carefully to understand the policy being offered.
     The policy described in this prospectus is distributed exclusively by registered representatives of M Holdings Securities, Inc. and registered representatives affiliated with M Holdings Incorporated.
     You, the owner, may allocate net premiums to the variable Sub-Accounts of our Flexible Premium Variable Life Account M ("Separate Account"), or to the Fixed Account. Each Sub-Account invests in shares of a certain fund. The policy features funds from the Elite Series of funds and M Fund, Inc. (the "funds"), offered through the following fund families. Comprehensive information on the funds offered may be found in the funds prospectus which is furnished with this prospectus.
                  M Fund, Inc
                  Elite Series
                      o AllianceBernstein Variable Products Series Fund, Inc.
                      o American Century Variable Portfolios, Inc.
                      o American Funds Insurance Series
                      o Delaware VIP Trust
                      o Fidelity Variable Insurance Products
                      o Franklin Templeton Variable Insurance Products Trust
                      o Janus Aspen Series
                      o Lincoln Variable Insurance Products Trust
                      o MFS (Reg. TM) Variable Insurance Trust
                      o Neuberger Berman Advisers Management Trust
                      o Scudder Investments VIT Funds
Additional information on Lincoln Life, the Separate Account and this policy may be found in the Statement of Additional Information (the "SAI"). See the last page of this prospectus for information on how you may obtain the SAI.
To be valid, this prospectus must have the current funds' prospectuses with it. Keep all prospectuses for future reference.
The Securities and Exchange Commission has not approved or disapproved these securities or determined this prospectus is accurate or complete. It is a criminal offense to state otherwise.
This policy may not be available in all states, and this prospectus only offers the policy for sale in jurisdictions where such offer and sale are lawful.
                          Prospectus Dated: __________
                                 Table of Contents

Contents                                                   Page
----------------------------------------------------      -----
POLICY SUMMARY .....................................         3
    Benefits of Your Policy ........................         3
    Risks of Your Policy ...........................         3
    Charges and Fees ...............................         4
LINCOLN LIFE, THE SEPARATE ACCOUNT AND
  THE GENERAL ACCOUNT ..............................         8
    Principal Underwriter ..........................         8
    Fund Participation Agreements ..................         8
    Distribution of the Policies and
      Compensation .................................         8
    Funds ..........................................         9
    Fund Withdrawal and Substitution ...............        11
    Voting Rights ..................................        11
POLICY CHARGES AND FEES ............................        12
    Premium Load; Net Premium Payment ..............        12
    Surrender Charges ..............................        12
    Partial Surrender Fee ..........................        13
    Fund Transfer Fee ..............................        13
    Mortality and Expense Risk Charge ..............        13
    Fixed Account Asset Charge .....................        14
    Cost of Insurance Charge .......................        14
    Administrative Fee .............................        14
    Policy Loan Interest ...........................        14
    Rider Charges ..................................        14
    Case Exceptions ................................        15
YOUR INSURANCE POLICY ..............................        15
    Application ....................................        16
    Owner ..........................................        16
    Right-to-Examine Period ........................        16
    Initial Specified Amount .......................        17
    Transfers ......................................        17
    Market Timing ..................................        17
    Optional Sub-Account Allocation Programs .......        18

Contents                                                   Page
----------------------------------------------------      -----
    Riders .........................................        19
    Continuation of Coverage .......................        21
    Termination of Coverage ........................        21
    State Regulation ...............................        22
PREMIUMS ...........................................        22
    Allocation of Net Premium Payments .............        22
    Planned Premiums; Additional Premiums ..........        22
    Policy Values ..................................        23
DEATH BENEFITS .....................................        24
    Death Benefit Options ..........................        24
    Changes to the Initial Specified Amount and
      Death Benefit Options ........................        24
    Death Benefit Proceeds .........................        25
POLICY SURRENDERS ..................................        25
    Partial Surrender ..............................        25
POLICY LOANS .......................................        26
LAPSE AND REINSTATEMENT ............................        26
    No-Lapse Protection ............................        27
    Reinstatement of a Lapsed Policy ...............        27
TAX ISSUES .........................................        27
    Taxation of Life Insurance Contracts in
      General ......................................        28
    Policies Which Are MECs ........................        29
    Policies Which Are Not MECs ....................        29
    Other Considerations ...........................        30
    Fair Value of Your Policy ......................        30
    Tax Status of Lincoln Life .....................        30
RESTRICTIONS ON FINANCIAL
  TRANSACTIONS .....................................        31
LEGAL PROCEEDINGS ..................................        31
FINANCIAL STATEMENTS ...............................        31
CONTENTS OF THE STATEMENT OF
  ADDITIONAL INFORMATION ...........................        32

2
POLICY SUMMARY
Benefits of Your Policy
Death Benefit Protection. The policy this prospectus describes is a variable life insurance policy which provides death benefit protection. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. You should consider other forms of investments if you do not need death benefit protection, as there are additional costs and expenses in providing the insurance.
Tax Deferred Accumulation. Variable life insurance has significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis. A transfer of values from one Sub-Account to another within the policy currently generates no taxable gain or loss. Any investment income and realized capital gains within a Sub-Account or interest from the Fixed Account are automatically reinvested without being taxed to the policy owner.
Access to Your Policy Values. Variable life insurance offers access to policy values. You may borrow against your policy or surrender all or a portion of your policy. Your policy can support a variety of personal and business financial planning needs.
Flexibility. The policy is a flexible premium variable life insurance policy in which flexible premium payments are permitted. You may select death benefit options and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment choices within your policy. With the wide variety of investment options available, it is possible to fine tune an investment mix to meet changing personal objectives or investment conditions. You should refer to each fund prospectus for comprehensive information on each fund. You may also use the Fixed Account to fund your policy.
Risks of Your Policy
Fluctuating Investment Performance. A Sub-Account is not guaranteed and will increase and decrease in value according to investment performance. Policy values in the Sub-Accounts are not guaranteed. If you put money into the Sub-Accounts, you assume all the investment risk on that money. A comprehensive discussion of each Sub-Account's objective and risk is found in each fund's prospectus. You should review these prospectuses before making your investment decision.
Unsuitable for Short-Term Investment. This policy is intended for long-term financial planning, and is unsuitable for short-term goals. Your policy is not designed to serve as a vehicle for frequent trading.
Policy Lapse. Sufficient premiums must be paid to keep a policy in force. There is a risk of lapse if premiums are too low in relation to the insurance amount and if investment results are less favorable than anticipated. Outstanding policy loans increase the risk of lapse.
Decreasing Death Benefit. Any outstanding policy loans and any amount that you have surrendered or withdrawn will reduce your policy's death benefit.
Adverse Consequences of Early Surrender. There are surrender charges assessed if you surrender your policy within the first 10-15 policy years, and fees assessed for partial surrenders in all policy years. Full or partial surrenders may result in tax consequences. Depending on the amount of premium paid, or any reduction in specified amount, there may be little or no surrender value available. Partial surrenders may reduce the policy value and death benefit. Adverse Tax Consequences. You should always consult a tax adviser about the application of federal and state tax rules to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences.
                                                                               3
Charges and Fees
This section describes the fees and expenses that you will pay when buying, owning and surrendering your policy. Refer to the "Policy Charges and Fees" section later in this prospectus for more information.
Table I describes the fees and expenses that you will pay at the time you purchase your policy, surrender your policy, or transfer invested amounts between Sub-Accounts.

                                               Table I: Transaction Fees
                                           When Charge                                       Amount
          Charge                           is Deducted                                      Deducted
 Maximum sales charge           When you pay a premium.                7.0% of each premium payment.
 imposed on premiums
     (load)
 Surrender Charge*              Upon full surrender of your
                                policy (years 1-15). When you
                                make certain specified amount
                                decreases (years 1-10).
  Minimum and                                                          The surrender charge ranges from a minimum
  Maximum Charge                                                       of $0.00 to a maximum of $60.00 per $1000 of
                                                                       specified amount.
  Charge for a                                                         For a male, age 45, nonsmoker, in year one, the
  Representative Insured                                               maximum surrender charge is $32.92 per $1000
                                                                       of specified amount.
                                                                       For a female, age 45, nonsmoker, in year one the
                                                                       maximum surrender charge is $27.97 per $1000
                                                                       of specified amount.
 Partial Surrender Fee          When you take a partial                The lesser of $25 or 2% of the amount
                                surrender of your policy.              surrendered.
 Fund Transfer Fee              Applied to any transfer request        $ 25
                                in excess of 24 made during
                                any policy year.
 Estate Tax Repeal Rider        One-time charge at issue (if           $250
 (optional)                     elected).

4
Table II describes the fees and expenses that you will pay periodically during the time that you own your policy, not including the fund operating expenses shown in Table III.

                           Table II: Periodic Charges Other Than Fund Operating Expenses
                                        When Charge                                    Amount
          Charge                        is Deducted                                   Deducted
 Cost of Insurance*             Monthly
  Minimum and                                                    The monthly cost of insurance rates for standard
  Maximum Charge                                                 issue individuals ranges from a guaranteed
                                                                 minimum of $0.00 per $1,000 per month to a
                                                                 guaranteed maximum of $83.33 per $1,000 per
                                                                 month of net amount at risk.
                                                                 Individuals with a higher mortality risk than
                                                                 standard issue individuals can be charged from
                                                                 125% to 800% of the standard rate.
  Charge for a                                                   For a male, age 45, nonsmoker, the guaranteed
  Representative Insured                                         maximum monthly cost of insurance rate is $.38
                                                                 per $1000 of net amount at risk.
                                                                 For a female, age 45, nonsmoker, the guaranteed
                                                                 maximum monthly cost of insurance rate is $.30
                                                                 per $1000 of net amount at risk.
 Mortality and Expense          Daily (at the end of each        Daily charge as a percentage of the value of the
 Risk Charge ("M&E")            valuation day).                  Separate Account, guaranteed at an effective
                                                                 annual rate of 0.50%.1
 Fixed Account Asset            Daily                            Daily charge as a percentage of the value of the
 Charge                                                          Fixed Account, guaranteed at an effective annual
                                                                 rate of 0.50%.
 Administrative Fee*            Monthly                          A flat fee of $10 per month in all years.
  Minimum and                                                    For the first ten policy years from issue date or
  Maximum Charge                                                 increase in specified amount, there is an
                                                                 additional charge. The monthly charge ranges
                                                                 from a minimum of $0.01 per $1,000 of initial
                                                                 specified amount or increase in specified
                                                                 amount to a maximum of $1.25 per $1,000 of
                                                                 initial specified amount or increase in specified
                                                                 amount.
  Charge for a                                                   For a male or female age 45, the maximum
  Representative Insured                                         additional monthly charge is $0.08 per $1,000 of
                                                                 specified amount.
 Policy Loan Interest           Annually                         5.5% annually of the amount held in the loan
                                                                 account.2

1 Guaranteed at an effective annual rate of 0.50% in policy years 1-10 and
0.20% in policy years 11 and beyond.
2 Annual interest rate of 5.5% in years 1-10 and 4.5% in years 11 and later.
                                                                               5

             Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
                                 When Charge                             Amount
          Charge                 is Deducted                            Deducted
 Rider Charges                                     Individualized based on optional Rider(s)
                                                   selected.
 Waiver of Monthly              Monthly
 Deduction Rider*
  Minimum and                                      The waiver of monthly deduction rate factor
  Maximum Charge                                   ranges from a minimum of 2% of all other
                                                   covered monthly charges to a maximum of 12%
                                                   of all other covered monthly charges.
  Charge for a                                     For a male, age 45, nonsmoker, the maximum
  Representative Insured                           rate factor is 3.5% of all other covered monthly
                                                   charges.
                                                   For a female, age 45, nonsmoker, the maximum
                                                   rate factor is 5% of all other covered monthly
                                                   charges.
 Supplemental Term              Monthly
 Insurance Rider*
  Minimum and                                      The monthly cost of insurance rates for standard
  Maximum Charge                                   issue individuals ranges from a guaranteed
                                                   minimum of $0.00 per $1,000 per month to a
                                                   guaranteed maximum of $83.33 per $1,000 per
                                                   month of net amount at risk.
                                                   Individuals with a higher mortality risk than
                                                   standard issue individuals can be charged from
                                                   125% to 800% of the standard rate.
  Charge for a                                     For a male, age 45, nonsmoker, the guaranteed
  Representative Insured                           maximum monthly cost of insurance rate is $.38
                                                   per $1000 of net amount at risk.
                                                   For a female, age 45, nonsmoker, the guaranteed
                                                   maximum monthly cost of insurance rate is $.30
                                                   per $1000 of net amount at risk.
  No-Lapse                      N/A                There is no charge for this rider.
  Enhancement Rider
  Accounting Value              N/A                There is no charge for this rider.
  Rider
  Change of Insured             N/A                There is no charge for this rider.
  Rider

* These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular policy owner will pay. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your financial adviser.
6
Table III shows the annual fund fees and expenses that are deducted daily from your Sub-Account values, on a pro rata basis. The table shows the minimum and maximum total operating expenses charged by the funds that you may pay during the time you own your policy. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.
These fees and expenses may change at any time.

 Table III: Total Annual Fund Operating Expenses (expenses that are deducted from fund
                                     assets)
            Total Annual Operating Expense                  Minimum        Maximum
 Total Management fees, distribution and/or service         0.30%         1.59% 3
 (12b-1) fees, and other expenses.

3 Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0.00% to 0.79%. These waivers and reductions generally extend through April 30, 2005 but may be terminated at any time by the fund. Refer to the funds prospectus for specific information on any waivers or reductions in effect.
                                                                               7
LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT
The Lincoln National Life Insurance Company (Lincoln Life) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance corporation, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its wealth accumulation and protection businesses, the company provides annuities, life insurance, 401(k) and 403(b) plans, 529 college savings plans, mutual funds, managed accounts, institutional investment and financial planning and advisory services.
Lincoln Life Flexible Premium Variable Life Account M (Separate Account) is a separate account of the Company which was established on December 2, 1997. The investment performance of assets in the Separate Account is kept separate from that of the Company's General Account. Separate Account assets attributable to the policies are not charged with the general liabilities of the Company. Separate Account income, gains and losses are credited to or charged against the Separate Account without regard to the Company's other income, gains or losses. The Separate Account's values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the "Commission") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") and meets the definition of "separate account." Any changes in the investment policy of the Separate Account must be approved by the
Indiana Insurance Department.
Your policy may also be funded in whole or in part through the Fixed Account.
In the Fixed Account, your principal is guaranteed. Fixed Account assets are general assets of the Company, and are held in the Company's General Account. Principal Underwriter
Lincoln Life is the principal underwriter for the policies, which are offered continuously. The principal underwriter has overall responsibility for establishing a selling plan for the policies. Lincoln Life received $10,465,877 in 2003, $13,888,496 in 2002, and $22,406,468 in 2001 for the sale of policies offered through the Separate Account. Lincoln Life retains no underwriting commissions from the sale of the policies.
Fund Participation Agreements
In order to make the funds available, Lincoln Life has entered into agreements with the trusts or corporations and their advisers or distributors. In some of these agreements, we must perform certain administrative services for the fund advisers or distributors. For these administrative functions, we may be compensated by the fund at annual rates of between .10% and .37% of the assets attributable to the policies. The compensation may come from 12b-1 fees, or be paid by the advisers or distributors. The funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs: American Funds Insurance Series, Fidelity Variable Insurance Products, and Janus Aspen Series.
Distribution of the Policies and Compensation
The policy may be sold by individuals who, in addition to being appointed as life insurance agents for the Company, are also registered representatives with broker-dealers who maintain selling agreements with us. Included among these broker-dealers is M Holdings Securities, Inc. and its registered representatives as well as registered representatives affiliated with M
Holdings Incorporated. Registered representatives may receive commission and service fees up to 60% of first year premium, plus up to 5% of all other premiums paid. In lieu of premium-based
8
commission, we may pay equivalent amounts over time, based on accumulation value. Registered representatives are also eligible for cash bonuses and "non cash compensation." The latter [as defined in NASD conduct Rule 2820] includes such things as office space, computers, club credit, prizes, awards, training and education meetings.
Additionally, the broker-dealer may receive compensation on the first year premium and all additional premiums and/or reimbursements for portions of policy sales expenses. In some situations, the broker-dealer may elect to share their commission or expense reimbursement allowance with the registered representative. Depending on the particular selling arrangements, there may be others whom we compensate for distribution activities. For example, we may compensate certain "wholesalers," who control access to certain selling offices, for access to those offices. All compensation is paid from our resources, which include fees and charges imposed on your policy.
We do not anticipate that the surrender charge, together with the portion of the premium load attributable to sales expense, will cover all sales and administrative expenses which we will incur in connection with your policy. Any such shortfall would be available for recovery from the Company's General Account, which supports insurance and annuity obligations.
Funds
The variable investment options in the policy are Sub-Accounts of the Separate Account. All amounts allocated or transferred to a Sub-Account are used to purchase shares of the appropriate fund. You do not invest directly in these funds. The investment performance of each Sub-Account will reflect the investment performance of the appropriate fund.
A given fund may have an investment objective and principal investment strategy similar to those for another fund managed by the same investment adviser or subadviser. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.
Several of the funds may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as "junk bonds"), as detailed in the individual fund prospectus.
There is no assurance that the investment objective of any of the funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. You should read each fund's prospectus carefully before making investment choices. Additional funds may be made available as underlying investments. The right to select among funds will be limited by the terms and conditions imposed by the Company.
The funds and their investment advisers/subadvisers and objectives are listed below. Comprehensive information on each fund, its objectives and past performance may be found in each fund prospectus.
AllianceBernstein Variable Products Series Fund, Inc., advised by Alliance Capital Management, L.P.
   o AllianceBernstein Growth and Income Portfolio (Class A): Growth and
income.
   o AllianceBernstein Premier Growth Portfolio (Class A): Maximum capital appreciation.
   o AllianceBernstein Small Cap Value Portfolio (Class A): Long-term growth.
   o AllianceBernstein Technology Portfolio (Class A): Maximum capital appreciation.
American Century Variable Portfolios, Inc., advised by American Century Investment Management, Inc.
   o Inflation Protection Fund (Class I): Inflation protection.
                                                                               9
American Funds Insurance Series, advised by Capital Research and Management Company
   o Global Growth Fund (Class 2): Long-term growth.
   o Global Small Capitalization Fund (Class 2): Long-term growth.
   o Growth Fund (Class 2): Long-term growth.
   o Growth-Income Fund (Class 2): Growth and income.
   o International Fund (Class 2): Long-term growth.
Delaware VIP Trust, advised by Delaware International Advisers, Ltd. for the Emerging Markets Series, and Delaware Management Company for all of the other Series, with Delaware International Advisers, Ltd. subadvising the Diversified Income Series
   o Diversified Income Series (Standard Class): Total return.
   o Emerging Markets Series (Standard Class): Capital appreciation.
   o High Yield Series (Standard Class): Total return.
   o REIT Series (Standard Class): Total return.
   o Small Cap Value Series (Standard Class): Capital appreciation.
   o Trend Series (Standard Class): Capital appreciation.
   o U. S. Growth Series (Standard Class): Capital appreciation.
   o Value Series (Standard Class): Long-term capital appreciation.
Fidelity Variable Insurance Products, advised by Fidelity Management & Research Company
   o Contrafund Portfolio (Service Class): Long-term capital appreciation.
   o Equity-Income Portfolio (Service Class): Reasonable income.
   o Growth Portfolio (Service Class): Capital appreciation.
   o Overseas Portfolio (Service Class): Long-term growth.
Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Small Cap Fund, and by Templeton Global
Advisors Limited, with Templeton Asset Management Ltd subadvising for the Templeton Growth Securities Fund
   o Franklin Small Cap Fund (Class 1): Long-term growth.
   o Templeton Growth Securities Fund (Class 1): Long-term growth.
Janus Aspen Series, advised by Janus Capital Management LLC
   o Balanced Portfolio (Service Shares): Long-term growth and current income.
   o Mid Cap Growth Portfolio (Service Shares): Long-term growth.
Lincoln Variable Insurance Products Trust, advised by Delaware Management Company, with Delaware International Advisers, Ltd. subadvising the International Fund, Janus Capital Management LLC subadvising the Capital Appreciation Fund, T. Rowe Price Associates, Inc. subadvising the Aggressive Growth Fund, and UBS Global Asset Management (Americas) Inc. subadvising the Global Asset Allocation Fund
   o Aggressive Growth Fund (Standard Class): Maximum capital appreciation.
   o Bond Fund (Standard Class): Current income.
   o Capital Appreciation Fund (Standard Class): Long-term growth.
   o Global Asset Allocation Fund (Standard Class): Total return.
   o International Fund (Standard Class): Capital appreciation.
10
   o Money Market Fund (Standard Class): Preservation of capital.
   o Social Awareness Fund (Standard Class): Capital appreciation.
M Fund, Inc., advised by M Financial Investment Advisers, Inc. (MFIA), with Brandes Investment Partners, L.P. subadvising the Brandes International Equity Fund, Iridian Asset Management LLC subadvising the Business Opportunity Value Fund, Frontier Capital Management Company, LLC subadvising the Frontier Capital Appreciation Fund, and Turner Investment Partners, Inc. subadvising the Turner Core Growth Fund
   o Brandes International Equity Fund: Long-term capital appreciation.
   o Business Opportunity Value Fund: Long-term capital appreciation.
   o Frontier Capital Appreciation Fund: Maximum capital appreciation.
   o Turner Core Growth Fund: Long-term capital appreciation.
MFS (Reg. TM) Variable Insurance Trust, advised by Massachusetts Financial Services Company
   o Capital Opportunities Series (Initial Class): Capital appreciation.
   o Emerging Growth Series (Initial Class): Long-term growth.
   o Total Return Series (Initial Class): Growth and income.
   o Utilities Series (Initial Class): Growth and income.
Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management Inc., and subadvised by Neuberger Berman, LLC
   o Mid-Cap Growth Portfolio (I Class): Capital appreciation.
   o Regency Portfolio (I Class): Long-term growth.
Scudder Investments VIT Funds, advised by Deutsche Asset Management, Inc. and subadvised by Northern Trust Investments, Inc.
   o EAFE (Reg. TM) Equity Index Fund (Class A): Capital appreciation.
   o Equity 500 Index Fund (Class A): Capital appreciation.
   o Small Cap Index Fund (Class A): Capital appreciation.
Fund Withdrawal and Substitution
Lincoln Life may withdraw funds and substitute shares of other funds if:
1) the shares of any fund should no longer be available for investment by the Separate Account; or
2) in our judgment, further investment in such shares ceases to be appropriate in view of the purpose of the Separate Account, legal, regulatory or federal income tax restrictions, or for any other reason.
We will obtain any necessary regulatory or other approvals prior to such a change. We will endorse your policy as required to reflect any withdrawal or substitutions. Substitute funds may have higher charges than the funds being replaced.
Voting Rights
The funds do not hold regularly scheduled shareholder meetings. When a fund holds a special meeting for the purpose of approving changes in the ownership or operation of the fund, the Company is entitled to vote the shares of our Sub-Account invested in that fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares.
                                                                              11
We will notify you when your instructions are needed and will provide information from the fund about the matters requiring the special meeting. We will calculate the number of votes for which you may instruct us based on the amount you have allocated to that Sub-Account, and the value of a share of the corresponding fund, as of a date chosen by the fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your policy. If we do not receive instructions from you, we will vote the shares attributable to your policy in the same proportion as we vote other shares based on instructions received from other policy owners. POLICY CHARGES AND FEES
Policy charges and fees compensate us for providing your insurance benefit, administering your policy, assuming risks associated with your policy, and incurring sales related expenses. We may profit from any of these charges, and we may use this profit for any purpose, including covering shortfalls from other charges.
In addition to policy charges, the investment adviser for each of the funds deducts a daily charge as a percent of the value in each fund as an asset management charge. The charge reflects asset management fees of the investment adviser, and other expenses incurred by the funds (including 12b-1 fees for Class 2 shares and other expenses). Values in the Sub-Accounts are reduced by these charges. Future fund expenses may vary. Detailed information about charges and expenses is contained in each fund's prospectus.
The monthly deductions, including the cost of insurance charges, will be deducted proportionately from the net accumulation value of each underlying investment option subject to the charge.
The monthly deductions are made on the "monthly anniversary day," the date of issue and the same day of each month thereafter. If the day that would otherwise be a monthly anniversary day is non-existent for that month, or is not a valuation day, then the monthly anniversary day is the next valuation day.
If the value is insufficient to cover the current monthly deduction, you have a 61-day grace period to make a payment sufficient to cover that deduction. Premium Load; Net Premium Payment
We make a deduction from each premium payment. This amount, referred to as "premium load," covers certain policy-related state and federal tax liabilities. It also covers a portion of the sales expenses incurred by the Company. We deduct 7% from each premium payment. The premium payment, net of the premium load, is called the "net premium payment."
Surrender Charges
A surrender charge may apply if the policy is totally surrendered or has a decrease in the specified amount of death benefit. The surrender charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of surrender charges is included in each policy.
The surrender charge varies by age of the insured, the number of years since the date of issue or the date of an increase in specified amount, and the specified amount. The surrender charge will never exceed $60.00 per $1,000 of specified amount. A personalized schedule of surrender charges is included in each policy. You may obtain more information about the surrender charges that would apply to your policy by requesting a personalized illustration from your insurance representative.
The duration of the surrender charge is 15 years for full surrenders and 10 years for decreases in specified amount.
Surrender charges are assessed by withdrawing value from the Sub-Accounts and the Fixed Account proportionately. The surrender charge will not exceed the policy value. All surrender charges decline to zero within 15 years following policy issue, or any increase in specified amount.
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Upon either a full surrender of the policy or a decrease in specified amount, the charge will be subject to the following conditions:
A. For decreases in specified amount, excluding full surrender of the policy, no surrender charge will be applied where the decrease:
     1) occurs after the tenth policy anniversary following issue of the initial specified amount; or
     2) is directly caused by a death benefit option change; or
     3) is caused by a partial surrender; or
     4) when added to the sum of all prior decreases, does not exceed 25% of the initial specified amount.
B. For all other decreases, the charge will be calculated as 1) minus 2), then divided by 3) and then multiplied by 4), where:
     1) is the amount of this decrease plus any prior decreases;
     2) is the greater of an amount equal to 25% of the initial specified amount or the sum of all prior decreases;
     3) is the initial specified amount; and
     4) is the then applicable surrender charge from the schedule in the policy.
We may limit requests for decreases in specified amount, to the extent there is insufficient value to cover the necessary surrender charges.
If you increase the specified amount, a new surrender charge will be applicable to each increase. This charge is in addition to any surrender charge on the existing specified amount. Upon an increase in specified amount, we will send you supplemental policy specifications reflecting the maximum additional surrender charge.
Upon full surrender of your policy following a policy decrease, the surrender charge will be calculated as the entire amount shown in the policy specifications, multiplied by one minus the percentage of the initial specified amount for which a surrender charge was previously assessed. The charge assessed upon a full surrender will not exceed the policy's value.
If your policy includes the Estate Tax Repeal Rider, and if you satisfy its special conditions, you will have a one-time right to cancel your policy without being subject to surrender charges. This is a limited benefit and is subject to our specific definition of Estate Tax Repeal.
Any surrender may have tax implications. Consult your financial adviser before initiating a surrender.
Partial Surrender Fee
No surrender charge is imposed on a partial surrender, but an administrative fee of 2% of the amount withdrawn, not to exceed $25, is imposed. This fee is allocated pro rata among the Sub-Accounts and the Fixed Account from which the partial surrender proceeds are taken.
Fund Transfer Fee
For each transfer request in excess of 24 made during any policy year, we will charge you an administrative fee of $25. This fee is currently being waived, but we reserve the right to charge it.
Mortality and Expense Risk Charge
We assess a daily mortality and expense risk charge as a percentage of the value of the Sub-Accounts. The mortality risk assumed is that the insured may live for a shorter period than we originally estimated. The expense risk assumed is that our expenses incurred in issuing and administering the policies will be greater than we
                                                                              13
originally estimated. The current charge is the guaranteed effective annual rate of 0.50% in policy years 1-10 and 0.20% in policy years 11 and beyond. Fixed Account Asset Charge
We assess a daily Fixed Account asset charge, which is calculated as a percentage of the value of the Fixed Account. The charge is guaranteed at an effective annual rate of 0.50% of the Fixed Account's value in all years. The current charge is 0.50% in years 1-10 and 0.20% in years 11 and beyond.
Cost of Insurance Charge
A significant cost of variable life insurance is the "cost of insurance"
charge. This charge is the portion of the monthly deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value. It is determined based on our expectation of future mortality, investment earnings, persistency and expenses (including taxes).
The cost of insurance charge depends on the policy duration, the age, underwriting category and gender (in accordance with state law) of the insured, and the current net amount at risk. The net amount at risk is the death benefit minus the greater of zero or the policy value, and may vary with investment performance, premium payment patterns, and charges. The rate on which the monthly deduction for the cost of insurance is based will generally increase each policy year as the insured ages. Cost of insurance rates are generally lower for healthy individuals.
The cost of insurance is determined monthly by dividing the death benefit at the beginning of the policy month by 1 plus .0032737 (the monthly equivalent of an effective annual rate of 4%), subtracting the value at the beginning of the policy month, and multiplying the result (the "net amount at risk") by the applicable cost of insurance rate as determined by the Company.
The current cost of insurance charge may be less than the guaranteed cost of insurance charge, but it will never exceed the maximum cost of insurance charge. A schedule of guaranteed maximum cost of insurance rates is part of your policy.
Administrative Fee
There is a flat monthly deduction of $10 in all years.
For the first ten policy years from issue date or increase in specified amount, there is an additional charge that varies with the insured's age. A table of these expense charges is included in each policy. This charge will never exceed $1.25 per $1000 of initial specified amount or increase in specified amount. This fee compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.
Policy Loan Interest
If you borrow against your policy, interest will be charged to the Loan Account value. The annual effective interest rate is 5.5% in years 1-10, 4.5% in years 11 and beyond. We will credit 4.5% interest on the Loan Account value in all years.
Rider Charges
Waiver of Monthly Deductions. The monthly charge for this benefit is equal to the sum of all other covered monthly charges for the policy and all riders, multiplied by a rate factor. The rate factor depends on the age, underwriting category and gender of the insured. The maximum rate factor is 12%. If you have elected this rider, a table of rate factors appears on the rider pages in your policy.
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Supplemental Term Insurance Rider. There are monthly cost of insurance charges for this rider, based on the policy duration, and the age, underwriting category and gender of the insured.
Estate Tax Repeal Rider. There is a $250 one-time charge at issue for this rider.
Case Exceptions
Charges and fees may be reduced in some circumstances where policies are purchased by corporations and other groups or sponsoring organizations on a multiple-life case basis.
YOUR INSURANCE POLICY
Your policy is a life insurance contract that provides for a death benefit payable on the death of the insured. The policy and the application constitute the entire contract between you and Lincoln Life.
We may add, change or eliminate any funds that the Separate Account or the Sub-Accounts invest in, subject to state and federal laws and regulations. We may substitute a new fund for one that is no longer available for investment, or is no longer suitable for the policy. We will obtain any required approvals from policy owners, the SEC, and state insurance regulators before substituting any funds.
We may choose to add or remove Sub-Accounts as investment options under the policies, based on marketing needs or investment conditions. If we change any Sub-Accounts or substitute any funds, we will make appropriate endorsements to the policies.
If we obtain appropriate approvals from policy owners and securities regulators, we may:
o change the investment objective of the Separate Account.
o operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under applicable securities laws
o deregister the Separate Account
o combine the Separate Account with another separate account
We will notify you of any change that is made.
The policy includes policy specifications pages, with supporting schedules. These pages and schedules provide important information about your policy such as: the identity of the insured and owner; date of issue; the initial specified amount; the death benefit option selected; issue age; named beneficiary;
initial premium payment; surrender charges; expense charges and fees; and guaranteed maximum cost of insurance rates.
When your policy is delivered to you, you should review it promptly to confirm that it reflects the information you provided in your application. If not, please notify us immediately.
The policy is nonparticipating. This means that no dividends are payable to you. In addition, your policy does not share in the profits or surplus earnings of the Company.
Before purchasing the policy to replace, or to be funded with proceeds from an existing life insurance policy or annuity, make sure you understand the potential impact. The insured will need to prove current insurability and there may be a new contestable period for the new policy. The death benefit and policy values may be less for some period of time in the new policy.
The date of issue is the date on which we begin life insurance coverage. This is the date from which policy years, policy anniversary and age are determined. Once your policy is in force, the effective date of payments and requests you send us is usually determined by the day and time we receive them.
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We allow telephone and other electronic transactions when you provide us authorization to do so. Contact our Administrative Office for information on permitted electronic transactions and authorization for electronic transactions.
Any telephone or other electronic transmission, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should send your request in writing to our Administrative Office.
Application
If you decide to purchase a policy, you must first complete an application. A completed application identifies the proposed insured and provides sufficient information to permit us to begin underwriting risks in the policy. We require a medical history and examination of the proposed insured. Based on our review of medical information about the proposed insured, we may decline to provide insurance, or we may place the proposed insured in a special underwriting category. The monthly cost of insurance charge deducted from the policy value after issue varies depending on the underwriting category, age, and gender of the insured.
A policy may only be issued upon receipt of satisfactory evidence of insurability, and generally when the insured is at least age 18 and at most age
85. Age will be determined by the nearest birthday of the insured.
Owner
The owner on the date of issue is designated in the policy specifications. You, as owner, will make the following choices:
1) initial death benefit amount and death benefit option;
2) optional riders;
3) the amount and frequency of premium payments; and
4) the amount of net premium payment to be placed in the selected Sub-Accounts or the Fixed Account.
You are entitled to exercise rights and privileges of your policy as long as the insured is living. These rights generally include the power to select the beneficiary, request policy loans, make partial surrenders, surrender the policy entirely, name a new owner, and assign the policy. You must inform us of any change in writing. We will record change of owner and beneficiary forms to be effective as of the date you sign them.
Right-to-Examine Period
You may return your policy to us for cancellation within 10 days after you receive it (or a greater number of days if required by your state). This is called the right-to-examine period. If the policy is returned for cancellation within the right-to-examine period, depending on the state of issue of your policy, we will refund to you either all premium payments, or the policy value (plus any charges and fees.) If a premium payment was made by check, there may be a delay until the check clears.
If your policy is issued in a state that requires return of premium payments, any net premium payments received by us within ten days of the date the policy was issued will be held in the Money Market Sub-Account. At the end of that period, it will be allocated to the Sub-Accounts and the Fixed Account, if applicable, which you designated in your application. If the policy is returned for cancellation within the right-to-examine period, we will return the full amount of any premium payments made.
If your policy is issued in a state that provides for return of value, any net premium payments received before the end of the right-to-examine period will be allocated directly to the Sub-Accounts and the Fixed Account, if applicable, which you designated in your application. The owner bears the risk of a decline in Sub-Account values.
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If the policy is returned for cancellation within the right-to-examine period, we will return the policy value, plus any charges and fees, as of the date the cancelled policy is received at our Administrative Office.
Initial Specified Amount
You will select the initial specified amount of death benefit on the application. This may not be less than $100,000. This amount, in combination with a death benefit option, will determine the initial death benefit. The initial specified amount is shown on the policy specifications page.
Transfers
You may make transfers among the Sub-Accounts and the Fixed Account, subject to certain provisions. You should carefully consider current market conditions and each fund's objective and investment policy before allocating money to the Sub-Accounts.
During the first policy year, transfers from the Fixed Account to the Sub-Accounts may be made only as provided for in the dollar cost averaging program described below. The amount of all transfers from the Fixed Account in any other policy year may not exceed the greater of:
1) 25% of the Fixed Account value as of the immediately preceding policy anniversary, or
2) the total dollar amount transferred from the Fixed Account in the immediately preceding policy year.
Up to 24 transfer requests (a request may involve more than a single transfer) may be made in any policy year without charge. We may limit transfers from the Fixed Account at any time.
Requests for transfers must be made in writing, or electronically, if you have previously authorized telephone or other electronic transfers in writing.
Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of accumulation units. This will be based on the accumulation unit values determined after our Administrative Office receives a request in writing or adequately authenticated electronic transfer request. Transfer and financial requests received in good order before 4:00 p.m. Eastern time on a business day will normally be effective that day.
Market Timing
Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our policy owners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other policy owners or fund shareholders. In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. Policy owners and other persons with interests under the policies should be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the funds.
Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by policy owners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. In our sole discretion, we may vary our Market Timing Procedures from subaccount to subaccount to comply with specific fund policies and procedures. We may increase our monitoring of policy owners who we have previously identified as market timers. When applying the parameters used to detect
                                                                              17
market timers, we will consider multiple contracts owned by the same policy owner if that policy owner has been identified as a market timer. We will investigate the transfer patterns for each policy owner that fulfills the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.
Once a policy owner has been identified as a "market timer" under our Market Timing Procedures, we will notify the policy owner via overnight mail service that future transfers (among the Sub-Accounts and/or the Fixed Account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery. Permanent restrictions may be imposed in the future. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a policy owner that has been identified as a market timer, upon discovery, we will reverse the transaction and any gains will be returned to the appropriate fund. We will impose this "original signature" restriction on that policy owner even if we cannot identify, in the particular circumstances, any harmful effect from that policy owner's particular transfers.
Policy owners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of policy owners determined to be engaged in such transfer activity that may adversely affect other policy owners or fund shareholders involves judgments that are inherently subjective. Additionally, the terms of the policy may also limit our ability to aggressively restrict transfers. Therefore, we cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.
Our Market Timing Procedures are applied consistently to all policy owners. An exception will be made only in response to a court order. We may vary our
Market Timing Procedures among our other variable insurance products to account for differences in various factors, such as operational systems and contract provisions. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Sub-Accounts and the Fixed Accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.
To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the Separate Account, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities.
If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. You should read the prospectuses of the funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.
Optional Sub-Account Allocation Programs
You may elect to participate in programs for dollar cost averaging or automatic rebalancing. There is currently no charge for these programs. You may participate in only one program at any time.
Dollar Cost Averaging systematically transfers specified dollar amounts from the Money Market Sub-Account or the Fixed Account. Transfer allocations may be made to one or more of the Sub-Accounts (not the Fixed Account) on a monthly basis. These transfers do not count against the free transfers available.
Dollar cost averaging can only be elected at the time your policy is issued. By making allocations on a regularly scheduled basis, instead of on a lump
18
sum basis, you may reduce exposure to market volatility. Dollar cost averaging will not assure a profit or protect against a declining market.
If the owner elects Dollar Cost Averaging from either the Money Market Sub-Account or the Fixed Account the value in that account must be at least $1,000 initially. The minimum amount that may be allocated is $50 monthly.
You may elect dollar cost averaging on your application, or contact our Administrative Office for information.
Dollar cost averaging terminates automatically:
(1) if the value in the Money Market Sub-Account or the Fixed Account is insufficient to complete the next transfer;
(2) one week after our Administrative Office receives a request for termination in writing or by telephone, with adequate authentication;
(3) on the first policy anniversary; or
(4) if your policy is surrendered.
Automatic Rebalancing periodically restores to a pre-determined level the percentage of policy value allocated to the Fixed Account and each each Sub-Account. The pre-determined level is the allocation initially selected on the application, until changed by the owner. If automatic rebalancing is elected, all net premium payments allocated to the Sub-Accounts and Fixed Account will be subject to automatic rebalancing.
Automatic rebalancing is available only on a quarterly basis. Automatic rebalancing may be elected, terminated or the allocation may be changed at any time, by contacting our Administrative Office.
Riders
We may offer you riders to your policy from time to time. Riders may alter the benefits or charges in your policy they may vary by state of issue, and their election may have tax consequences to you. Also, if you elect a particular rider, it may restrict the terms of your policy, or of other riders in force. Consult your financial and tax advisers before adding riders to, or deleting them from, your policy.
Waiver of Monthly Deduction Rider: If desired, you must select this rider when you initially apply for insurance. Lincoln Life will maintain the death benefit by paying covered monthly deductions during periods of disability. Charges for this rider, if elected, are part of the monthly deductions.
Accounting Value Rider: If desired, you must select this rider when you initially apply for insurance. You must meet the underwriting and minimum premium requirements for this rider. If your policy is fully surrendered in the first five policy years, this rider provides enhanced cash surrender values by using a table of alternate surrender charges. The rider does not provide for enhanced cash surrender value for partial surrenders and loans. There is no charge for this rider.
Change of Insured Rider: With this rider, you may name a new insured in place of the current insured. Underwriting and policy value requirements must be met. The benefit expires on the anniversary nearest to the current insured's 65th birthday. There is no separate charge for this rider, however policy charges applicable to the new insured may differ from charges applicable to the current insured. Exercising the Change of Insured Rider is a fully taxable event.
Estate Tax Repeal Rider: If desired, you must select this rider when you initially apply for insurance. In the event of federal estate tax repeal as set forth in the Economic Growth and Tax Relief Reconciliation Act of 2001 (H.R.
1836) being extended, this rider allows you to cancel your policy for an amount equal to the surrender value of the policy plus the applicable surrender charge. There is a one-time $250 charge at issue for this rider.
For purposes of this rider, estate tax repeal will be deemed to have occurred if federal legislation is enacted into law that extends the estate tax repeal provisions set forth in the Economic Growth and Tax Reconciliation Act of 2001 (H.R. 1836) at least two years beyond January 1, 2011. This new legislation must be in effect on January 1, 2010. The start date for this rider (the date that begins the 12-month "window" for you to exercise the rider) is the later of
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January 1, 2010, or the date in 2010 upon which legislation is enacted that triggers estate tax repeal, but no later than December 31, 2010.
This rider terminates on the earliest of:
1) one year from the start date;
2) December 31, 2010, provided no Estate Tax Repeal, as defined above, has been enacted;
3) the date you request termination of the rider;
4) termination of your policy; or
5) full surrender of your policy prior to the start date.
If your policy lapses but is reinstated, the rider will likewise be reinstated, provided such reinstatement occurs before 1) or 2) above.
Supplemental Term Insurance Rider: If desired, you must select this rider when you initially apply for insurance. The rider provides annually renewable non-convertible term insurance on the life of the insured. Upon the insured's death, we will pay the Term Insurance Benefit Amount, in addition to death benefit proceeds of the death benefit option in effect on your policy.
There is a monthly cost for this rider, similar to the cost of insurance of the base policy. This rate is determined by the Company, is based on the policy duration, the age, underwriting category and gender of the insured, and is applied against the Term Insurance Benefit Amount shown on the policy specifications page.
This rider terminates on the earliest of:
1) the date you request termination of the rider;
2) when your policy lapses;
3) when your policy is fully surrendered;
4) the date you request to decrease the term insurance benefit amount to zero;
or
5) upon death of the insured.
If your policy is reinstated, this rider will likewise be reinstated. However, sufficient premium must be paid to cover the monthly deduction including monthly rider costs.
No-Lapse Enhancement Rider: This rider provides you with additional protection to prevent a lapse in your policy. If you meet the requirements of this rider, your policy will not lapse, even if the net accumulation value under the policy is insufficient to cover the monthly deductions. It is a limited benefit in that it does not provide any additional death benefit amount or any increase in your cash value. Also, it does not provide any type of market performance guarantee.
Under this rider, your policy will not lapse as long as the rider no-lapse value, less any indebtedness, is greater than zero.
The rider no-lapse value is a reference value only and is not used in determining the actual cash value or death benefit provided by the policy. We calculate the rider no-lapse value in a fashion similar to the accumulation value, but use unique no-lapse interest rates, no-lapse cost of insurance rates, and no-lapse administrative fees. We fix these unique no-lapse variables at issue for the life of the policy. Refer to the No-Lapse Enhancement Rider form issued with your policy for detailed information about the actual variables applicable to your policy.
We will automatically issue this rider with your policy in states where it is available. In certain states, the rider may be provided under a different name. There is no charge for this rider.
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You will select a guaranteed minimum death benefit on the application for your policy. This guaranteed minimum death benefit will be used in determining the actual death benefit proceeds provided by the rider. It will be shown on the policy specifications page.
The initial guaranteed minimum death benefit must be at least 70% of the initial specified amount for the policy. If the policy specified amount is later decreased below the guaranteed minimum death benefit, the guaranteed minimum death benefit will automatically decrease to equal the specified amount as of the same effective date. If the policy specified amount is later increased, the guaranteed minimum death benefit will not automatically increase.
You may choose to increase the guaranteed minimum death benefit subject to the conditions outlined in the No-Lapse Enhancement Rider in your policy. We will limit the amount of any increase so that the guaranteed minimum death benefit will not be more than the lesser of the current specified amount or the initial specified amount of the policy, shown in the policy specifications. Any increase in the guaranteed minimum death benefit will be effective on the next monthly anniversary day following our approval of the increase.
This rider requires that automatic rebalancing be maintained to remain in effect.
Under this rider, we reserve the right to restrict your allocation to certain Sub-Accounts to a maximum of 40% of the policy accumulation value. If such a restriction is put in place in the future, you will be notified in writing, and advised of the steps you will need to take, if any, in order to keep the rider in effect.
The duration of the lapse protection provided by this rider may be reduced if:
1) premiums or other deposits are not received on or before their due date; or
2) you initiate any policy change that decreases the no-lapse value under the policy. These changes include, but are not limited to, partial surrenders, loans, increases in specified amount, changes in death benefit option, electing to cancel automatic rebalancing, and changes in asset allocation.
This rider and all rights provided under it will terminate automatically upon the earliest of the following:
1) the insured reaches age 100; or
2) surrender or termination of the policy; or
3) automatic rebalancing is discontinued; or
4) an allocation restriction requirement is not met within 61 days of notification to you of such a requirement.
If your policy is reinstated, this rider cannot be reinstated. If this rider terminates, it cannot be reinstated.
Continuation of Coverage
If the insured is still living at age 100, and the policy has not been surrendered, the policy will remain in force until surrender or death of the insured. There are certain changes that will take place:
1) we will no longer accept premium payments;
2) we will make no further deductions;
3) policy values held in the Separate Account will be transferred to the Fixed Account; and
4) we will no longer transfer amounts to the Sub-Accounts.
Termination of Coverage
All policy coverage terminates on the earliest of:
1) surrender of the policy;
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2) death of the insured; or
3) failure to pay the necessary amount of premium to keep your policy in force. State Regulation
The state in which your policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your policy. You should refer to your policy for these state specific features.
PREMIUMS
You may select and vary the frequency and the amount of premium payments and the allocation of net premium payments. After the initial premium payment is made there is no minimum premium required, except to keep the policy in force. Premiums may be paid any time before the insured attains age 100.
The initial premium must be paid for policy coverage to be effective. This payment must be equal to or exceed the amount necessary to provide for two monthly deductions.
Allocation of Net Premium Payments
Your net premium payment is the portion of a premium payment remaining, after deduction of the premium load. The net premium payment is available for allocation to the Sub-Accounts or the Fixed Account.
You first designate the allocation of net premium payments among the Sub-Accounts and Fixed Account on the application. Subsequent net premium payments will be allocated on the same basis unless we are instructed otherwise, in writing. You may change the allocation of net premium payments among the Sub-Accounts and Fixed Account at any time. The amount of net premium payments allocated to the Sub-Accounts and Fixed Account must be in whole percentages and must total 100%. We credit net premium payments to your policy as of the end of the valuation period in which it is received at our Administrative Office. The end of the valuation period is 4:00 P.M., Eastern Time, unless the New York Stock Exchange closes earlier.
The valuation period is the time between valuation days. A valuation day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every valuation day.
Planned Premiums; Additional Premiums
Planned premiums are the amount of periodic premium (as shown in the policy specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a premium reminder notice. Premium payments may be billed annually, semi-annually, or quarterly. You may arrange for monthly pre-authorized automatic premium payments at any time.
In addition to any planned premium, you may make additional premium payments. These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.
Unless you specifically direct otherwise, any payment received (other than any premium payment necessary to prevent, or cure, policy lapse) will be applied as premium and will not repay any outstanding loans. There is no premium load on any payment which you specifically direct as repayment of an outstanding loan. You may increase planned premiums, or pay additional premiums, subject to the certain limitations. We reserve the right to limit the amount or frequency of additional premium payments.
We may require evidence of insurability if any payment of additional premium (including planned premium) would increase the difference between the death benefit and the accumulation value. If we are unwilling to accept the risk, your increase in premium will be refunded without interest.
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We may decline any additional premium (including planned premium) or a portion of a premium that would cause total premium payments to exceed the limit for life insurance under federal tax laws. Our test for whether or not your policy exceeds the limit is referred to as the guideline premium test. The excess amount of premium will be returned to you.
Policy Values
Policy value in a variable life insurance policy is also called the accumulation value.
The accumulation value equals the sum of the Fixed Account value, the Separate Account value, and the Loan Account value. At any point in time, the accumulation value reflects:
1) net premium payments made;
2) the amount of any partial surrenders;
3) any increases or decreases as a result of market performance of the Sub-Accounts;
4) interest credited to the Fixed Account or the Loan Account; and
5) all charges and fees deducted.
The Separate Account value, if any, is the portion of the accumulation value attributable to the Separate Account. The value is equal to the sum of the current values of all the Sub-Accounts in which you have invested. This is also referred to as the variable accumulation value.
A unit of measure used in the calculation of the value of each Sub-Account is the variable accumulation unit. It may increase or decrease from one valuation period to the next. The variable accumulation unit value for a Sub-Account for a valuation period is determined as follows:
1) the total value of fund shares held in the Sub-Account is calculated by multiplying the number of fund shares owned by the Sub-Account at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund made during the valuation period; minus
2) the liabilities of the Sub-Account at the end of the valuation period. Such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that we determine result from the operations of the
   Separate Account; and
3) the result of (1) minus (2) is divided by the number of variable accumulation units for that Sub-Account outstanding at the beginning of the valuation period.
In certain circumstances, and when permitted by law, we may use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.
The daily charge imposed on a Sub-Account for any valuation period is equal to the daily mortality and expense risk charge multiplied by the number of calendar days in the valuation period.
The Fixed Account value, if any, reflects amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or partial surrenders. We guarantee the Fixed Account value. Interest is credited daily on the Fixed Account value at the greater of a rate of 0.012217% (equivalent to a compounded annual rate of 4.5%) or a higher rate determined by the Company.
The Loan Account value, if any, reflects any outstanding policy loans, including any interest charged on the loans. This amount is held in the Company's General Account. We do not guarantee the Loan Account value. Interest is credited on the Loan Account at an effective annual rate of 4.5% in all years.
The "net" accumulation value is the accumulation value less the Loan Account value. It represents the net value of your policy and is the basis for calculating the surrender value.
                                                                              23
We will tell you at least annually the accumulation value, the number of accumulation units credited to your policy, current accumulation unit values, Sub-Account values, the Fixed Account value and the Loan Account value. We strongly suggest that you review your statements to determine whether additional premium payments may be necessary to avoid lapse of your policy. DEATH BENEFITS
The death benefit proceeds is the amount payable to the beneficiary upon the death of the insured, based upon the death benefit option in effect. Loans, loan interest, partial surrenders, and overdue charges, if any, are deducted from the death benefit proceeds prior to payment.
Death Benefit Options
Two different death benefit options are available. Regardless of which death benefit option you choose, the death benefit proceeds payable will be the greater of:
1) the amount determined by the death benefit option in effect on the date of the death of the insured, less any indebtedness; or
2) a percentage of the accumulation value equal to that required by the Internal Revenue Code to maintain the policy as a life insurance policy. A schedule of these percentages is in your policy.
The following table provides more information about the death benefit options.

 Option                       Death Benefit Proceeds Equal to the                                Variability
    1         Specified amount (a minimum of $100,000)                                 None; level death benefit
    2         Sum of the specified amount plus the net accumulation value as of        May increase or decrease over
              the date of the insured's death.                                         time, depending on the amount
                                                                                       of premium paid and the
                                                                                       investment performance of the
                                                                                       underlying Sub-Accounts or the
                                                                                       Fixed Account.

If for any reason the owner does not elect a particular death benefit option, Option 1 will apply until changed by the owner.
Changes to the Initial Specified Amount and Death Benefit Options
Within certain limits, you may decrease or, with satisfactory evidence of insurability, increase the specified amount. The minimum specified amount is currently $100,000.
The death benefit option may be changed by the owner, subject to our consent, as long as the policy is in force.
You must submit all requests for changes among death benefit options and changes in the specified amount in writing to our Administrative Office. The minimum increase in specified amount currently permitted is $1,000. If you request a change, a supplemental application and evidence of insurability must also be submitted to us.

 Option change                                                   Impact
     1 to 2          The specified amount will be reduced by the accumulation value as of the effective date of change.
     2 to 1          The specified amount will be increased by the accumulation value as of the effective date of change.

24
Any reductions in specified amount will be made against the initial specified amount and any later increase in the specified amount on a last in, first out basis. Any increase in the specified amount will increase the amount of the surrender charge applicable to your policy. Changes in specified amount do not affect the premium load as a percentage of premium.
We may decline any request for change of the death benefit option or reduction of the specified amount if, after the change, the specified amount would be less than the minimum specified amount or would reduce the specified amount below the level required to maintain the policy as life insurance for purposes of federal income tax law according to the guideline premium test.
The guideline premium test provides for a maximum amount of premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, we may increase the policy's death benefit above the specified amount in order to satisfy the guideline premium test. If the increase in the policy's death benefit causes an increase in the net amount at risk, charges for the cost of insurance will increase as well.
Any change is effective on the first monthly anniversary day on, or after, the date of approval of the request by Lincoln Life. If the monthly deduction amount would increase as a result of the change, the changes will be effective on the first monthly anniversary day on which the accumulation value is equal to, or greater than, the monthly deduction amount.
Death Benefit Proceeds
Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of the insured. This notification must include a certified copy of an official death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.
After receipt at our Administrative Office of proof of death of the insured, the death benefit proceeds will ordinarily be paid within seven days. The proceeds will be paid in a lump sum or in accordance with any settlement option selected by the owner or the beneficiary. Payment of the death benefit proceeds may be delayed if your policy is contested or if Separate Account values cannot be determined.
POLICY SURRENDERS
You may surrender your policy at any time by sending us your policy along with a written request for surrender. If you surrender your policy, all policy coverage will automatically terminate and may not be reinstated. Consult your tax adviser to understand tax consequences of any surrender you are considering.
The surrender value of your policy is the amount you can receive by surrendering the policy. The surrender value is the net accumulation value less any applicable surrender charge, less any accrued loan interest not yet charged.
Any surrender results in a withdrawal of values from the Sub-Accounts and Fixed Account that have values allocated to them. Any surrender from a Sub-Account will result in the cancellation of variable accumulation units. The cancellation of such units will be based on the variable accumulation unit value determined at the close of the valuation period during which the surrender is effective. Surrender proceeds will generally be paid within seven days of our receipt of your request.
Partial Surrender
You may make a partial surrender, withdrawing a portion of your policy values. You may request a partial surrender in writing or electronically, if previously authorized. The total of all partial surrenders may not exceed 90% of the surrender value of your policy. We may limit partial surrenders to the extent necessary to meet the federal tax law requirements. Each partial surrender must be at least $500. Partial surrenders are subject to other limitations as described below.
                                                                              25
Partial surrenders may reduce the accumulation value and the specified amount. The amount of the partial surrender and our administrative fee will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The effect of partial surrenders on the death benefit proceeds depends on the death benefit option in effect at the time of the partial surrender.

   Death Benefit
 Option in Effect                           Impact of Partial Surrender
         1              Will reduce the accumulation value and the specified amount.
         2              Will reduce the accumulation value, but not the specified amount.

Partial surrender proceeds will generally be paid within seven days of our receipt of your request.
We may at our discretion decline any request for a partial surrender.
POLICY LOANS
You may borrow against the surrender value of your policy. The loan may be for any amount up to 100% of the current surrender value. However, we reserve the right to limit the amount of your loan so that total policy indebtedness will not exceed 90% of an amount equal to the accumulation value less surrender charge. A loan agreement must be executed and your policy assigned to us free of any other assignments. Outstanding policy loans and accrued interest reduce the policy's death benefit and accumulation value.
The amount of your loan will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The Loan Account is the account in which policy indebtedness (outstanding loans and interest) accrues once it is transferred out of the Sub-Accounts and Fixed Account. Amounts transferred to the Loan Account do not participate in the performance of the Sub-Accounts or the Fixed Account. Loans, therefore, can affect the policy's death benefit and accumulation value whether or not they are repaid. Interest on policy loans accrues at an effective annual rate of 5.5% in years 1-10 and 4.5% thereafter, and is payable once a year in arrears on each policy anniversary, or earlier upon full surrender or other payment of proceeds of your policy.
The amount of your loan, plus any accrued but unpaid interest, is added to your outstanding policy loan balance. Unless paid in advance, loan interest due will be transferred proportionately from the Sub-Accounts and Fixed Account. This amount will be treated as an additional policy loan, and added to the Loan Account value. Lincoln Life credits interest to the loan account value at a rate of 4.5% in all years, so the net cost of your policy loan is 1% in years 1-10 and 0% thereafter.
Your outstanding loan balance may be repaid at any time during the lifetime of the insured. The Loan Account will be reduced by the amount of any loan repayment. Any repayment, other than loan interest, will be allocated to the Sub-Accounts and Fixed Account in the same proportion in which net premium payments are currently allocated, unless you instruct otherwise.
If at any time the total indebtedness against your policy, including interest accrued but not due, equals or exceeds the then current accumulation value less surrender charges, the policy will terminate subject to the conditions in the grace period provision, unless the provisions of the No-Lapse Enhancement Rider are preventing policy termination. If your policy lapses while a loan is outstanding, there may be adverse tax consequences.
LAPSE AND REINSTATEMENT
If at any time the net accumulation value is insufficient to pay the monthly deduction, unless the provisions of the No-Lapse Enhancement Rider are preventing policy termination, all policy coverage will terminate. This is referred to as policy lapse. The net accumulation value may be insufficient:
1) because it has been exhausted by earlier deductions;
2) as a result of poor investment performance;
26
3) due to partial surrenders;
4) due to indebtedness for policy loans; or
5) because of a combination of any of these factors.
If we have not received your premium payment (or payment of indebtedness on policy loans) necessary so that the net accumulation value of your policy is sufficient to pay the monthly deduction amount on a monthly anniversary day, we will send a written notice to you, or any assignee of record. The notice will state the amount of the premium payment (or payment of indebtedness on policy loans) that must be paid to avoid termination of your policy.
If the amount in the notice is not paid to us within the grace period, then the policy will terminate. The grace period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the monthly anniversary day on which the monthly deduction could not be paid. If the insured dies during the grace period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the policy.
No-Lapse Protection
Your policy includes the No-Lapse Enhancement Rider. This means that your policy will not lapse as long as the rider no-lapse value, less any indebtedness, is greater than zero.
There is no difference in the calculation of policy values between a policy that has the rider and a policy that does not. This is true whether or not the rider is active and keeping the policy from lapsing.
There is no difference in the calculation of death benefit between a policy that has the rider and a policy that does not, as long as the rider is not actively keeping the policy from lapsing. The death benefit will be based on the specified amount of the policy.
If the rider is actively keeping the policy from lapsing, the death benefit is the guaranteed minimum death benefit less any indebtedness and partial surrenders, which may be less than the specified amount of the policy. Availability of the No-Lapse Enhancement Rider may vary in some states. Where available, there is no charge for this feature.
Reinstatement of a Lapsed Policy
If your policy has lapsed, you may reinstate your policy within five years of the policy lapse date, provided:
1) it has not been surrendered;
2) there is an application for reinstatement in writing;
3) satisfactory evidence of insurability of the insured is furnished to us and we agree to accept the risk for the insured;
4) we receive a payment sufficient to keep your policy in force for at least two months; and
5) any accrued loan interest is paid.
The reinstated policy will be effective as of the monthly anniversary day after the date on which we approve your application for reinstatement. Surrender charges will be reinstated as of the policy year in which your policy lapsed. Your accumulation value at reinstatement will be the net premium payment then made less all monthly deductions due.
TAX ISSUES
The federal income tax treatment of your policy is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your policy and is not intended as tax advice. This discussion also does not address other
                                                                              27
federal tax consequences, such as estate, gift and generation skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the policy. You should always consult a tax adviser about the application of tax rules to your individual situation.
Taxation of Life Insurance Contracts in General
Tax Status of the Policy. Section 7702 of the Internal Revenue Code ("Code") establishes a statutory definition of life insurance for federal tax purposes. We believe that the policy will meet the statutory definition of life insurance under the guideline premium test, which provides for a maximum amount of premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, the death benefit payable will generally be excludable from the beneficiary's gross income, and interest and other income credited will not be taxable unless certain withdrawals are made (or are deemed to be made) from the policy prior to the death of the insured, as discussed below. This tax treatment will only apply, however, if
(1) the investments of the Separate Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) we, rather than you, are considered the owner of the assets of the Separate Account for federal income tax purposes.
The Code also recognizes a cash value accumulation test, which does not limit premiums paid, but requires the policy to provide a minimum death benefit in relation to the policy value, depending on the insured's age, gender, and risk classification. We do not apply this test to the policy.
Investments in the Separate Account Must be Diversified. For a policy to be treated as a life insurance contract for federal income tax purposes, the investments of the Separate Account must be "adequately diversified." IRS regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the policy value over the policy premium payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the IRS regulations so that the Separate Account will be considered "adequately diversified."
Restriction on Investment Options. Federal income tax law limits your right to choose particular investments for the policy. Because the IRS has not issued guidance specifying those limits, the limits are uncertain and your right to allocate policy values among the Sub-Accounts may exceed those limits. If so, you would be treated as the owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing policies. We reserve the right to modify the policy without your consent to try to prevent the tax law from considering you as the owner of the assets of the Separate Account.
No Guarantees Regarding Tax Treatment. We make no guarantee regarding the tax treatment of any policy or of any transaction involving a policy. However, the remainder of this discussion assumes that your policy will be treated as a life insurance contract for federal income tax purposes and that the tax law will not impose tax on any increase in your policy value until there is a distribution from your policy.
Tax Treatment of Life Insurance Death Benefit Proceeds. In general, the amount of the death benefit payable from a policy because of the death of the insured is excludable from gross income. Certain transfers of the policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied to one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit which will be excludable from the beneficiary's income and amounts attributable to interest (accruing after the insured's death) which will be includible in the beneficiary's income.
Tax Deferral During Accumulation Period. Under existing provisions of the Code, except as described below, any increase in your policy value is generally not taxable to you unless amounts are received (or are deemed to be received) from the policy prior to the insured's death. If there is a total withdrawal from the policy, the surrender value will be includible in your income to the extent the amount received exceeds the "investment in the contract." (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the owner.) The "investment in the contract" generally is the aggregate amount of premium payments and other consideration
28
paid for the policy, less the aggregate amount received previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or other amounts deemed to be distributed) from the policy constitute income to you depends, in part, upon whether the policy is considered a "modified endowment contract" (a "MEC") for federal income tax purposes.
Policies Which Are MECs
Characterization of a Policy as a MEC. A modified endowment contract (MEC) is a life insurance policy that meets the requirements of Section 7702 and fails the "7-pay test" of 7702A of the Code. A policy will be classified as a MEC if premiums are paid more rapidly than allowed by a "7-pay test", a test that compares actual paid premium in the first seven years against a pre-determined premium amount as defined in 7702A of the Code. A policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if the policy initially is not a MEC, it may in certain circumstances become a MEC. These circumstances would include a material change of the policy (within the meaning of the tax law), and a withdrawal or reduction in the death benefit during the first seven policy years.
Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. If the policy is a MEC, withdrawals from your policy will be treated first as withdrawals of income and then as a recovery of premium payments. Thus, withdrawals will be includible in income to the extent the policy value exceeds the investment in the policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) any portion of your policy value, as a withdrawal of such amount or portion. Your investment in the policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.
Penalty Taxes Payable on Withdrawals. A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy). Special Rules if You Own More than One MEC. In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.
Policies Which Are Not MECs
Tax Treatment of Withdrawals. If the policy is not a MEC, the amount of any withdrawal from the policy will generally be treated first as a non-taxable recovery of premium payments and then as income from the policy. Thus, a withdrawal from a policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the policy immediately before the withdrawal.
Certain Distributions Required by the Tax Law in the First 15 Policy
Years. Section 7702 places limitations on the amount of premium payments that may be made and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances. Tax Treatment of Loans. If your policy is not a MEC, a loan you receive under the policy is generally treated as your indebtedness. As a result, no part of any loan under such a policy constitutes income to you so long as the policy
                                                                              29
remains in force. Nevertheless, in those situations where the interest rate credited to the loan account equals the interest rate charged to you for the loan, it is possible that some or all of the loan proceeds may be includible in your income. If a policy lapses (or if all policy value is withdrawn) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income.
Other Considerations
Insured Lives Past Age 100. If the insured survives beyond the end of the mortality table used to measure charges the policy, which ends at age 100, we believe your policy will continue to qualify as life insurance for federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the cash value in the year the insured attains age 100.
Compliance with the Tax Law. We believe that the maximum amount of premium payments we have determined for the policies will comply with the federal tax definition of life insurance. We will monitor the amount of premium payments, and, if the premium payments during a policy year exceed those permitted by the tax law, we will refund the excess premiums within 60 days of the end of the policy year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. We also reserve the right to increase the death benefit (which may result in larger charges under a policy) or to take any other action deemed necessary to maintain compliance of the policy with the federal tax definition of life insurance.
Disallowance of Interest Deductions. If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the beneficiary of a policy issued after June 8, 1997, a portion of the interest on indebtedness unrelated to the policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of an individual who is a 20% owner of the entity, or an officer, director, or employee of the trade or business, at the time first covered by the policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% owner of the entity and the owner's spouse at the time first covered by the policy.
Federal Income Tax Withholding. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.
Changes in the Policy or Changes in the Law. Changing the owner, exchanging the policy, and other changes under the policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this Prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.
Fair Value of Your Policy
It is sometimes necessary for tax and other reasons to determine the "value" of your policy. The value can be measured differently for different purposes. It is not necessarily the same as the accumulation value or the net accumulation value. You, as the owner, should consult with your advisers for guidance as to the appropriate methodology for determining the fair market value of the policy.
Tax Status of Lincoln Life
Under existing federal income tax laws, the Company does not pay tax on investment income and realized capital gains of the Separate Account. Lincoln Life does not expect that it will incur any federal income tax liability on the 30 income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes. RESTRICTIONS ON FINANCIAL TRANSACTIONS
In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a premium payment and/or freeze a policy owner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the policy owner, and held in that account until instructions are received from the appropriate regulator.
LEGAL PROCEEDINGS
Lincoln Life is involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.
After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings ultimately will be resolved without materially affecting the financial position of Lincoln Life, the Separate Account or the Principal Underwriter.
FINANCIAL STATEMENTS
Financial statements of the Separate Account and consolidated financial statements of the Company are located in the SAI.
                                                                              31
              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
Additional information about Lincoln Life, the Separate Account and your policy may be found in the Statement of Additional Information (SAI).
                              Contents of the SAI
GENERAL INFORMATION
   Lincoln Life
   Registration Statement
   Changes of Investment Policy
   Principal Underwriter
   Disaster Plan
   Advertising
SERVICES
   Independent Registered Public Accounting
      Firm
   Accounting Services
   Checkbook Service for Disbursements
POLICY INFORMATION
   Case Exceptions
   Assignment
   Change of Ownership
   Beneficiary
   Change of Plan
   Settlement Options
   Deferral of Payments
   Incontestability
   Misstatement of Age or Gender
   Suicide
ADDITIONAL INFORMATION ABOUT CHARGES
   Surrender Charges
PERFORMANCE DATA
FINANCIAL STATEMENTS
   Separate Account
   Company
The SAI may be obtained, at no cost to you, by contacting our Administrative Office at the address or telephone number listed on the first page of this prospectus. Your SAI will be sent to you via first class mail within three business days of your request. You may make inquiries about your policy to this same address and telephone number.
You may request personalized illustrations of death benefits and policy values from your financial adviser without charge.
You may review or copy this prospectus, the SAI, or obtain other information about the Separate Account at the Securities and Exchange Commission's Public Reference Room. You should contact the SEC at (202) 942-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC's Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, D.C. 20549-0102.
This prospectus, the funds prospectus, and the SAI are also available on our internet site, www.LFG.com/mfinancial
Lincoln Life Flexible Premium Variable Life Account M
1933 Act Registration No. 333-111128
1940 Act Registration No. 811-08557
                               End of Prospectus
32

                   STATEMENT OF ADDITIONAL INFORMATION (SAI)
                                Dated __________
                  Relating to Prospectus Dated __________ for
                      Lincoln Momentum VULONE2005 product
       Lincoln Life Flexible Premium Variable Life Account M, Registrant
             The Lincoln National Life Insurance Company, Depositor
The SAI is not a prospectus. The SAI provides you with additional information about Lincoln Life, the Separate Account and your policy. It should be read in conjunction with the product prospectus.
A copy of the product prospectus may be obtained without charge by writing to our Administrative Office:
Client Service Center
350 Church Street - MVL1
Hartford, CT 06103-1106
or by telephoning (800) 444-2363, and requesting a copy of the Lincoln Momentum VULONE2005 product prospectus.
                          TABLE OF CONTENTS OF THE SAI

Contents                                                   Page
-------------------------------------------------       ----------
GENERAL INFORMATION .............................             2
    Lincoln Life ................................             2
    Registration Statement ......................             2
    Changes of Investment Policy ................             2
    Principal Underwriter .......................             2
    Disaster Plan ...............................             3
    Advertising .................................             3
SERVICES ........................................             3
    Independent Registered Public Accounting
      Firm ......................................             3
    Accounting Services .........................             3
    Checkbook Service for Disbursements .........             3

Contents                                                   Page
-------------------------------------------------       ----------
POLICY INFORMATION ..............................             4
    Case Exceptions .............................             4
    Assignment ..................................             4
    Change of Ownership .........................             4
    Beneficiary .................................             4
    Change of Plan ..............................             5
    Settlement Options ..........................             5
    Deferral of Payments ........................             5
    Incontestability ............................             5
    Misstatement of Age or Gender ...............             5
    Suicide .....................................             6
ADDITIONAL INFORMATION ABOUT
CHARGES .........................................             6
    Surrender Charges ...........................             6
PERFORMANCE DATA ................................             6
FINANCIAL STATEMENTS ............................             7
    Separate Account ............................           M-1
    Company .....................................           S-1

                                                                               1
GENERAL INFORMATION
Lincoln Life
The Lincoln National Life Insurance Company ("Lincoln Life", "the Company", "we", "us", "our") (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance corporation, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its wealth accumulation and protection businesses, the company provides annuities, life insurance, 401(k) and 403(b) plans, 529 college savings plans, mutual funds, managed accounts, institutional investment and financial planning and advisory services.
Lincoln Life is subject to the laws of Indiana governing insurance companies and to regulation by the Indiana Insurance Department ("Insurance Department"). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company's financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.
A blanket bond with a per event limit of $25 million and an annual policy aggregate limit of $50 million covers all of the officers and employees of the Company.
Registration Statement
A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statement, its amendments and exhibits, contain information beyond that found in the prospectus and the SAI. Statements contained in the prospectus and the SAI as to the content of policies and other legal instruments are summaries.
Changes of Investment Policy
Lincoln Life may materially change the investment policy of the Separate Account. If this decision is made, we must inform the owners and obtain all necessary regulatory approvals. Any change must be submitted to the various state insurance departments. The state insurance departments would not approve the change in investment policy if found to be detrimental to the interests of the owners of the policies or the end result would render our operations hazardous to the public.
If an owner objects, his or her policy may be converted to a substantially comparable fixed benefit life insurance policy offered by us on the life of the insured. The owner has the later of 60 days (6 months in Pennsylvania) from the date of the investment policy change or 60 days (6 months in Pennsylvania) from being informed of such change to make this conversion. We will not require evidence of insurability for this conversion. The new policy will not be affected by the investment experience of any separate account. The new policy will be for an amount of insurance equal to or lower than the amount of the death benefit of the current policy on the date of the conversion.
Principal Underwriter
Lincoln Life, 1300 S. Clinton Street, Fort Wayne, IN 46802, is the principal underwriter for the policies, which are offered continuously. Lincoln Life is registered with the Securities and Exchange Commission under the Securities
2
Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers ("NASD"). The principal underwriter has overall responsibility for establishing a selling plan for the policies. Disaster Plan
We have assigned full-time staff devoted to the development of business continuity plans in conjunction with a national vendor. In addition, we have a site available in which to recover our critical business functions in the event of a disaster. We also conduct tests of our capabilities and plans in the event of a disaster.
Advertising
Lincoln Life is ranked and rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of Lincoln Life. The ratings are not intended to reflect the investment experience or financial strength of the Separate Account. We may advertise these ratings from time to time. In addition, we may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.
SERVICES
Independent Registered Public Accounting Firm
The financial statements of the Separate Account and the consolidated financial statements of Lincoln Life to be filed by amendment.
Accounting Services
We have entered into an agreement with the Delaware Service Company, Inc., 2005 Market Street, Philadelphia, PA, 19203, to provide accounting services to the Separate Account. Lincoln Life makes no separate charge against the assets of the Separate Account for this service.
Checkbook Service for Disbursements
We offer a checkbook service in which the death benefit proceeds are transferred into an interest-bearing account, in the beneficiary's name as owner of the account. Your beneficiary has quick access to the proceeds and is the only one authorized to transfer proceeds from the account. This service allows the beneficiary additional time to decide how to manage death benefit proceeds with the balance earning interest from the day the account is opened. We also offer this same checkbook service for surrenders of your policy of $500,000 or more. Once your request is processed, proceeds are placed in an interest-bearing account in your name. You have complete access to your proceeds through check writing privileges. You have the choice of leaving proceeds in this account or you may write checks immediately-even a check for the entire amount.
                                                                               3
POLICY INFORMATION
Case Exceptions
This policy is available for purchase by corporations and other groups or sponsoring organizations on a multiple-life case basis. We reserve the right to reduce premium loads or any other charges on certain cases, where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including but not limited to, the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policy owner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, the expected persistency of the individual policies and any other circumstances which we believe to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification by us on a uniform case basis. Reductions in these charges will not be unfairly discriminatory against any person, including the affected policy owners invested in the Separate Account.
Assignment
While the insured is living, you may assign your rights in the policy, including the right to change the beneficiary designation. The assignment must be in writing, signed by you and recorded at our Administrative Office. We will not be responsible for any assignment that is not submitted for recording, nor will we be responsible for the sufficiency or validity of any assignment. Any assignment is subject to any indebtedness owed to Lincoln Life at the time the assignment is recorded and any interest accrued on such indebtedness after we have recorded any assignment.
Once recorded, the assignment remains effective until released by the assignee in writing. As long as an effective assignment remains outstanding, the owner will not be permitted to take any action with respect to the policy without the consent of the assignee in writing.
Change of Ownership
As long as the insured is living, you may name a new owner by recording a change in ownership in writing at our Administrative Office. The change will be effective the later of the date of execution of the document of transfer or the date we record it. We may require that the policy be submitted to us for endorsement before making a change.
Beneficiary
The beneficiary is initially designated on the application and is the person who will receive the death benefit proceeds payable. Multiple beneficiaries will be paid in equal shares, unless otherwise specified to the Company.
You may change the beneficiary at any time while the insured is living, except when we have recorded an assignment of your policy or an agreement not to change the beneficiary. Any request for a change in the beneficiary must be in writing, signed by you, and recorded at our Administrative Office. If the owner has not reserved the right to change the beneficiary, such a request requires the consent of the beneficiary. The change will be effective as of the date of signature or, if there is no such date, the date recorded.
If any beneficiary dies before the insured, the beneficiary's potential interest shall pass to any surviving beneficiaries, unless otherwise specified to the Company. If no named beneficiary survives the insured, any death benefit proceeds will be paid to you, as the owner, or to your executor, administrator or assignee.
4
Change of Plan
Within 18 months of the date we issue your policy, you may exchange your policy without any evidence of insurability, for any one of the permanent life insurance policies then being issued by the Company which belong to the same class as this policy. Your request for exchange must be in writing. Unless agreed otherwise, the new policy will have the same initial amount of insurance, date of issue and age of the insured as the original policy. Settlement Options
You may elect or change a settlement option while the insured is alive. If you have not irrevocably selected a settlement option, the beneficiary may elect to change the settlement option within 90 days after the insured dies. If no settlement option is selected, the death benefit proceeds will be paid in a lump sum.
If you assign your policy as collateral security, we will pay any amount due the assignee in one lump sum. We will pay any remaining death benefit proceeds as elected.
Your written request to elect, change, or revoke a settlement option must be received in our Administrative Office before payment of the lump sum or any settlement option is initiated. The first payment of the settlement option selected will become payable on the date proceeds are settled. Payments after the first payment will be made on the first day of each month. Once payments have begun, the policy cannot be surrendered and neither the payee nor the settlement option may be changed.
You have at least four settlement options:
1) an annuity for the lifetime of the payee;
2) an annuity for the lifetime of the payee, with monthly payments guaranteed for 60, 120, 180, or 240 months;
3) monthly payments for a stated number of years, at least five but no more than thirty.
4) payment of a maximum of 3% interest annually on the sum left on deposit.
We may offer you or your beneficiary additional settlement options in the future.
Deferral of Payments
Amounts payable as a result of loans, surrenders or partial surrenders will generally be made within seven days of our receipt of such a request. We may defer payment or transfer from the Fixed Account up to six months at our option. If we exercise our right to defer any payment from the Fixed Account, interest will accrue and be paid (as required by law) from the date you would otherwise have been entitled to receive the payment.
Incontestability
The Company will not contest your policy or payment of the death benefit proceeds based on the initial specified amount, or an increase in the specified amount requiring evidence of insurability, after your policy or increase has been in force for two years from date of issue or increase (in accordance with state law).
Misstatement of Age or Gender
If the age or gender of the insured has been misstated, benefits will be adjusted based on the following values:
1) the net amount at risk at the time of the insured's death;
2) the ratio of the monthly cost of insurance applied in the policy month of death to the monthly cost of insurance that should have been applied at the true age and gender in the policy month of death; and
3) the accumulation value at the time of the insured's death.
                                                                               5
The amount of death benefit proceeds will be 1. multiplied by 2. and then the result added to 3.
Suicide
If the insured dies by suicide, while sane or insane, within two years from the date of issue, the Company will pay no more than the sum of the premiums paid, less any indebtedness and the amount of any partial surrenders. If the insured dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the specified amount, the Company will pay no more than a refund of the monthly charges for the cost of the increased amount. This time period could be less depending on the state of issue.
ADDITIONAL INFORMATION ABOUT CHARGES
Surrender Charges
The initial maximum surrender charge is calculated as (a) plus (b), with that result not to exceed (c), minus (d), where
(a) is 1.25 times the curtate net level premium for the specified amount of insurance, calculated using the 1980 Commissioners Standard Ordinary mortality table and 4% interest;
(b) is $10 per $1000 of specified amount;
(c) is $50 per $1000 of specified amount; and
(d) is the excess of the first policy year per thousand monthly deductions over the average of the per thousand monthly deductions in policy years 2 through 20.
Algebraically, this formula is equivalent to Min{a+b,c} -d.
The maximum surrender charge decreases from its initial amount during the first 15 years. In general terms, the initial maximum surrender charge is amortized in proportion to a 20 year life contingent annuity due. In formulas, the maximum surrender charge at a point in time "t" years after issue is (a) times
(b), where
(a) is the initial maximum surrender charge; and
(b) is the ratio of a life contingent annuity due beginning at time t and ending 20 years after issue, divided by a life contingent annuity due beginning at issue and ending 20 years after issue, both calculated using the 1980 Commissioners Standard Ordinary mortality table and 4% interest.
The actual surrender charge may be less than the maximum surrender charge, and is included in each policy. No surrender charge is applied in the 16th policy year or beyond.
PERFORMANCE DATA
Performance data may appear in sales literature or reports to owners or prospective buyers.
Past performance cannot guarantee comparable future results. Performance data reflects the time period shown on a rolling monthly basis and is based on Sub-Account level values adjusted for your policy's expenses.
Data reflects:
o an annual reduction for fund management fees and expenses, and
o a policy level mortality and expense charge applied on a daily equivalent basis, but
o no deductions for additional policy expenses (i.e., premium loads, administrative fees, and cost of insurance charges), which, if included, would have resulted in lower performance.
6
These charges and deductions can have a significant effect on policy values and benefits. Ask your financial representative for a personalized illustration reflecting these costs.
Sub-Account performance figures are historical and include change in share price, reinvestment of dividends and capital gains and are net of the asset management expenses that can be levied against the Sub-Account.
The Average Annual Returns in the table below are calculated in two ways, one for Money Market Sub-Account, one for all other Sub-Accounts. Both are according to methods prescribed by the SEC.
Money Market Sub-Account:
The Average Annual Return is the income generated by an investment in the Money Market Sub-Account over a seven-day period, annualized. The process of annualizing results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.
The Money Market Sub-Account's return is determined by:
a) calculating the change in unit value for the base period (the 7-day period ended December 31, of the previous year); then
b) dividing this figure by the account value at the beginning of the period;
   then
c) annualizing this result by the factor of 365/7.
Other Sub-Accounts:
The Average Annual Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:
     P(1 + T)n = ERV

Where:        P = a hypothetical initial purchase payment of $1,000
              T = average annual total return for the period in question
              N = number of years
              ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 3-year, 5-year, or 10-year period in question (or fractional period thereof)

The formula assumes that:
(1) all recurring fees have been charged to the policy owner's accounts; and
(2) there will be a complete redemption upon the anniversary of the 1-year, 3-year, 5-year, or 10-year period in question.
In accordance with SEC guidelines, we report Sub-Account performance back to the first date that the fund became available, which could pre-date its inclusion in this product. Where the length of the performance reporting period exceeds the period for which the fund was available, Sub-Account performance will show an "N/A".
FINANCIAL STATEMENTS
The December 31, 2004 financial statements of the Separate Account and consolidated financial statements of the Company to be filed by amendment.
                                                                               7

                          PART C -- OTHER INFORMATION

Item 27.

                                   EXHIBITS

  (1)   Resolution of the Board of Directors of The Lincoln National Life Insurance Company and related documents authorizing establishment of the Account./(2)/
  (2)   Not applicable.
  (3)   Form of Selling Agreement between The Lincoln National Life Insurance Company and M Holdings
        Securities, Inc./(10)/
  (4)   (a)           Policy LN695, LR521/*/
        (b)           Riders./(2)/
        (c)           Accounting Value Rider -- Policy Form LR500/(8)/
        (d)           Change of Insured Rider -- Policy Form LR496/(8)/
        (e)           Estate Tax Repeal Rider -- Policy Form LR511/(9)/
        (f)           Supplemental Term Insurance Rider -- Policy Form LR532/(10)/
        (g)           No-Lapse Enhancement Rider LR694/*/
  (5)   (a)           Application -- Policy Form B11/(6)/
        (b)           Addendum to Application -- Policy Form B30 M Group/(10)/
  (6)   (a)           Articles of Incorporation of The Lincoln National Life Insurance Company./(1)/
        (b)           Bylaws of The Lincoln National Life Insurance Company./(1)/
  (7)   Form of Reinsurance Contracts/(10)/
  (8)   Fund Participation Agreements, and amendments thereto, between The Lincoln National Life Insurance
        Company and:
        (a)           AllianceBernstein Variable Products Series Fund, Inc./(5)/
        (b)           American Funds Insurance Series/(5)/
        (c)           American Century Variable Portfolios, Inc./(5)/
        (d)           Scudder Investment VIT Funds/(5)/
        (e)           Delaware VIP Trust/(5)/
        (f)           Fidelity Variable Insurance Products/(5)/
        (g)           Franklin Templeton Variable Insurance Products Trust/(5)/
        (h)           Janus Aspen Series/(5)/
        (i)           Lincoln Variable Insurance Products Trust/(5)/
        (j)           M Fund, Inc./(5)/
        (k)           MFS Variable Insurance Trust/(5)/
        (l)           Neuberger Berman Advisers Management Trust/(5)/
  (9)   Services Agreement/(3)/, and amendments thereto/(4)/, between The Lincoln National Life Insurance
        Company (and affiliates) and Delaware Management Holdings, Inc, Delaware Service Company, Inc.
 (10)   Not applicable.
 (11)   Opinion and Consent of Robert A. Picarello, Esq.
 (12)   Not Applicable.
 (13)   Not Applicable.
 (14)   Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm./*/
 (15)   Not applicable.
 (16)   Not applicable.
 (17)   Not applicable.

Item 28.

                    DIRECTORS AND OFFICERS OF THE DEPOSITOR

   John H. Gotta***......... President and Director
   Donna D. DeRosa***....... Senior Vice President, Chief Operating Officer
                             and Director
   Gary W. Parker***........ Senior Vice President and Chief Product Officer
   C. Suzanne Womack**...... Secretary and Second Vice President
   Eldon J. Summers*........ Second Vice President and Treasurer
   Richard C. Vaughan**..... Director
   Michael S. Smith*........ Senior Vice President, Chief Financial Officer,
                             Chief Risk Officer and Director
   Dennis L. Schoff**....... Senior Vice President and General Counsel
   Christine S. Frederick*** Vice President and Chief Compliance Officer
   See Yeng Quek****........ Senior Vice President, Chief Investment Officer,
                             Director and Chairman of the Investment
                             Committee
   Barbara S. Kowalczyk**... Director
   Jude T. Driscoll****..... Director

--------
* Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802-3506
** Principal business address is Center Square West Tower, 1500 Market Street-Suite 3900, Philadelphia, PA 19102-2112
*** Principal business address is 350 Church Street, Hartford, CT 06103 ****Principal business address is One Commerce Square, 2005 Market Street, 39th
    Floor, Philadelphia, PA 19103-3682

Item 29.

    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE
                                  REGISTRANT

   Organizational Chart of the Lincoln National Corporation Insurance Company Holding Company System./(5)/

Item 30.

                                INDEMNIFICATION

(a)Brief description of indemnification provisions:

   In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (Lincoln Life) provides that Lincoln Life will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln Life, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or not opposed to the best interests of, Lincoln Life. Certain additional conditions apply to indemnification in criminal proceedings.

   In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln Life.

   Please refer to Article VII of the By-Laws of Lincoln Life (Exhibit No. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.

(b)Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:

   Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.

                            PRINCIPAL UNDERWRITERS

(a)Lincoln Life is the principal underwriter for Lincoln National Variable Annuity Fund A (Group); Lincoln National Variable Annuity Fund A (Individual); Lincoln National Variable Annuity Account C; Lincoln Life Flexible Premium Variable Life Account D; Lincoln National Flexible Premium Variable Life Account F; Lincoln Life Flexible Premium Variable Life Account J; Lincoln Life Flexible Premium Variable Life Account K; Lincoln Life Variable Annuity Account N; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account R; Lincoln Life Flexible Premium Variable Life Account S; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; Lincoln Life Flexible Premium Variable Life Account Y; and Lincoln National Variable Annuity Account 53.

(b)See Item 28.

(c)N/A

Item 32.

                       LOCATION OF ACCOUNTS AND RECORDS

   All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300 S. Clinton Street, Fort Wayne, Indiana 46802. The accounting records are maintained by Delaware Management Company, One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103.

Item 33.

                              MANAGEMENT SERVICES

   Not Applicable.

Item 34.

                              FEE REPRESENTATION

   Lincoln Life represents that the fees and charges deducted under the policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life.
--------
*  To be filed by amendment.
/(1)/Incorporated by reference to Registration Statement on Form N-4 (File No.
     33-27783) filed on December 5, 1996.
/(2)/Incorporated by reference to Registrant's Registration Statement on Form
     S-6 (File No. 333-42479) filed on December 17, 1997.
/(3)/Incorporated by reference to Post-Effective Amendment No. 21 on Form N1-A
     (File No. 2-80741, 811-3211) filed on April 10, 2000.
/(4)/Incorporated by reference to Post-Effective Amendment No. 5 on Form N-4
     (File No. 333-43373) filed on April 4, 2002.
/(5)/Incorporated by reference to Post-Effective Amendment No. 8 on Form N-6
     (File No. 333-84370) filed on April 1, 2004.
/(6)/Incorporated by reference to Pre-Effective Amendment No. 1 on Form N-6
     (File No. 333-111137) filed on February 20, 2004.
/(7)/Incorporated by reference to Pre-Effective Amendment No. 2 on Form N-6
     (File No. 333-111137) filed on April 21, 2004.
/(8)/Incorporated by reference to Post-Effective Amendment No. 3 on Form S-6
     (File No. 333-82663) filed on April 12, 2001.
/(9)/Incorporated by reference to Post-Effective Amendment No. 2 to
     Registration Statement on Form S-6 (File No. 333-54338) filed on September 14, 2001.
/(10)/Incorporated by reference to Post-Effective Amendment No. 1 to
      Registration Statement on Form N-6 (File No. 333-111128) filed on May 25, 2004.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Lincoln Life Flexible Premium Variable Life Account M (File No. 333-111128; 811-08557; CIK No. 0001048607), has caused this Post-Effective Amendment No. 1 to the Registration Statement on Form N-6 to be signed on its behalf by the undersigned duly authorized, in the City of Hartford and State of Connecticut on the 10/th/ day of February, 2005.

                                              Lincoln Life Flexible Premium
                                              Variable Life Account M
                                              (Registrant)

                                              By          /s/  GARY W. PARKER
                                                  -----------------------------
                                                  Gary W. Parker
                                                  Senior Vice President and
                                                  Chief Product Officer
                                                  The Lincoln National Life
                                                  Insurance Company

                                              The Lincoln National Life
                                              Insurance Company
                                              (Depositor)

                                              By          /s/  GARY W. PARKER
                                                  -----------------------------
                                                  Gary W. Parker
                                                  Senior Vice President and
                                                  Chief Product Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Initial Registration Statement (File No. 333-111128; 811-08557; CIK No. 0001048607) on Form N-6 has been signed below on February 10, 2005, by the following persons, as officers and directors of the Depositor, in the capacities indicated:

            Signature                                       Title
            ---------                                       -----

/s/  JOHN H. GOTTA*                 President and Director (Principal Executive Officer)
----------------------------------
John H. Gotta

/s/  DONNA D. DEROSA*               Senior Vice President, Chief Operating Officer and
----------------------------------  Director
Donna D. DeRosa

/s/  MICHAEL S. SMITH*              Senior Vice President, Chief Financial Officer, Chief
----------------------------------  Risk Officer, Director and Member of the Investment
Michael S. Smith                    Committee (Principal Financial Officer)

/s/  SEE YENG QUEK*                 Senior Vice President, Director, Chief Investment
----------------------------------  Officer and Chairman of the Investment Committee
See Yeng Quek

/s/  JUDE T. DRISCOLL*              Director
----------------------------------
Jude T. Driscoll

/s/  BARBARA S. KOWALCZYK*          Director
----------------------------------
Barbara S. Kowalczyk

/s/  RICHARD C. VAUGHAN*            Director
----------------------------------
Richard C. Vaughan

*By /s/  GARY W. PARKER
    -------------------------
    Gary W. Parker, pursuant
    to a Power of Attorney
    incorporated by reference
    to Registration
    Statement, Form N-6, File
    No. 333-111137, filed on
    February 4, 2005